UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21149

T. Rowe Price Retirement Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2011

Item 1: Report to Shareholders

Retirement 2035 Fund	May 31, 2011

The views and opinions in this report were current as of May 31, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

U.S. stocks overcame significant headwinds and generated robust returns as fallout from the ongoing European debt crisis, political and social unrest in the oil-rich Middle East and North Africa (MENA) region, and the devastating Japanese earthquake roiled markets. Non-U.S. equities also advanced, though returns varied widely across regions. Domestic bonds produced modest gains overall, with investors in higher-yielding segments of the market enjoying better returns. Non-U.S. bonds outperformed their U.S. counterparts, helped by a weaker dollar against most major currencies. In this environment, the Retirement Funds posted solid gains and performed well versus their respective benchmarks for the 6- and 12-month periods ended May 31, 2011.

FUND ENHANCEMENTS

As we mentioned in the semiannual report, we made several important changes to the T. Rowe Price Retirement Funds during the past year. These changes are intended to enhance the funds’ broad diversification and help position them to perform well under a variety of market conditions, including periods of inflation.

• We added the T. Rowe Price Real Assets Fund to the Retirement Funds’ underlying investments to gain equity exposure to industries such as real estate, natural resources, precious metals, and global infrastructure, which typically perform better in periods of above-average inflation. The Real Assets Fund reached its full allocation in each of the Retirement Funds as of March 17, 2011.

• The T. Rowe Price Short Term Income Fund was renamed the T. Rowe Price Inflation Focused Bond Fund because the fund shifted its focus to bonds that are indexed to inflation. The transition was completed on May 2, 2011.

• The Retirement Funds added the T. Rowe Price Summit Cash Reserves Fund to provide a reserve position that can help manage cash flows.

Your Retirement Funds at Work

The T. Rowe Price Retirement Funds offer a professionally managed, age-appropriate balance of stocks and bonds, shifting their investment mix automatically over time to maintain this balance up to and through retirement.

Weighted %
100%
80
60
40
20
0
Fixed Income
Equity
40+ 35 30 25 20 15 10 5
Retirement (Assumes Age 65)
5 10 15 20 25 30 35 40+
Years to Retirement
Years Past Retirement

As shown in the accompanying chart, the stock allocation of each fund (other than the Retirement Income Fund) is reduced as the target retirement date draws near and continues to reallocate after the date. For example, longer-dated funds like the Retirement 2055 Fund are currently at their highest neutral equity allocation of 90%. In contrast, the shorter-dated Retirement 2005 Fund has already reached its target date but continues its gradual equity reduction. Each fund reaches its most conservative planned allocation 30 years after its stated retirement year. At this point, the allocation to stocks remains fixed at 20% of assets, with the remainder in bonds. For those who prefer a more traditional static asset allocation strategy, the Retirement Income Fund maintains a relatively consistent investment mix of approximately 60% bonds and 40% stocks.

The allocations reflected in the glide path are also referred to as "neutral" allocations because they do not reflect tactical decisions made by T. Rowe Price's Asset Allocation Committee. Periodically, the committee may make modest tactical changes by adding to or subtracting from the neutral allocation for an asset class or sector. These "target" allocations are based on our assessment of market conditions and reflect our 12- to 18-month outlook for the domestic and global economies, various asset classes, and market sectors.

We believe that our approach offers several important benefits:

- ***Professional allocation*** among stocks and bonds seeks an age-appropriate balance of growth potential and stability.
- ***Broad diversification*** across a range of underlying mutual funds is intended to help reduce the impact of negative performance from one stock or sector.
- ***Regular rebalancing*** of the investment mix can help keep the long-term investment strategy on track.
- ***Limited fees*** since the expenses of each Retirement Fund are limited to those of the underlying funds with no additional management fee.

In addition to the previously announced enhancements, we will be increasing the Retirement Funds’ international equity exposure gradually over the coming months, moving from about 20% to roughly 30% of their total equity allocation. International developed and emerging market equities continue to increase as a percentage of the global equity market and now represent nearly 60% of world market capitalization. Many of these countries enjoy higher economic growth rates than the U.S. and have companies with higher long-term earnings growth potential or more favorable valuations, offering attractive investment opportunities that complement U.S. investments. The funds’ domestic equity exposure will be proportionately reduced so that each portfolio maintains its current overall allocation to stocks and bonds.

Please note that the Real Assets Fund and the Inflation Focused Bond Fund are only available through the underlying investment lineup of the Retirement Funds. Investors cannot purchase these funds directly at the present time. Please remember that diversification cannot assure a profit or protect against loss in a declining market. All mutual funds are subject to market risk, including possible loss of principal.

BENCHMARK COMPOSITION

In order to benchmark the performance of the Retirement Funds most effectively, we have designed a combined index portfolio specifically for each fund (shown in the Performance Comparison tables on the following pages). As broad-weighted benchmarks, the weights of various asset classes in the combined index portfolios are intended to match the predetermined neutral weights given each fund’s location on the glide path. As a result, they provide a relative performance comparison for each of the Retirement Funds. Tactical changes to the target allocations between equities and fixed income are not incorporated into the combined index benchmarks. The domestic equity portion of each fund is compared with the Russell 3000 Index, which measures the performance of 3,000 U.S. companies across all market capitalizations; non-U.S. equities, including emerging markets, are represented by the MSCI All Country World ex-U.S.A. Index; and fixed income is measured against the Barclays Capital U.S. Aggregate Index. The Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) 1–5 Year Index has replaced the Citigroup 90-Day U.S. Treasury Bill Index as a measure of short-term investments. Because it includes Treasury inflation protected securities (TIPS), we believe the Barclays index offers a more appropriate comparison for short-term investments in light of the recent enhancements to the Inflation Focused Bond Fund.

The Performance Comparison tables also show the average returns for each fund’s respective Lipper target-date categories, providing a tool to measure the performance of each fund against those with similar objectives. Although we display the Dow Jones target-date indexes in our Growth of $10,000 tables following this letter, we do not believe these indexes provide as good a comparison as our combined index portfolios because their asset class or sector weightings do not accurately match those of our funds.

MARKET ENVIRONMENT

As 2010 came to a close, U.S. economic growth regained momentum with the assistance of extensive monetary and fiscal stimulus. Business activity expanded in this accommodative environment, and consumer income and spending showed gradual improvement. However, the U.S. economy did not grow as rapidly as expected in the first quarter of 2011, and ominous clouds emerged overseas. The European sovereign debt crisis continued to simmer, while political uprisings spread across the MENA region and stoked fears of oil supply disruptions. In mid-March, a devastating earthquake and tsunami struck northeastern Japan, raising questions about the impact on global manufacturing supply chains and corporate profits in the world’s third-largest economy.

Major U.S. stock indexes steadily pushed higher before hitting resistance in late February, when the turmoil in the MENA region escalated into civil war in Libya. Markets dipped further on news of the devastation in Japan, leading many investors to fear that a significant correction was in the making. Equities proved resilient, however, and reached new highs for the year in late April amid near-record corporate earnings and a wave of merger and acquisition activity. Stocks retreated in the final month of the period as risk aversion returned in the wake of mixed economic data. U.S. mid-cap shares outperformed small- and large-caps since our last report on November 30, 2010. Value shares outperformed growth among large-cap stocks, while the reverse was true in the small- and mid-cap universes. Non-U.S. equities also advanced, though returns varied widely across regions. Non-U.S. developed markets generally outperformed emerging market equities.

U.S. bonds also generated positive returns. Commercial mortgage-backed securities and high yield bonds were among the stronger sectors as investors sought larger coupons, while investment-grade corporate bonds posted more modest gains. Treasury securities benefited from strong demand in anticipation of renewed quantitative easing but gave back some of their gains in November as yields rose across all maturities. Concern grew that the latest round of quantitative easing—the Federal Reserve’s so-called QE2 plan to purchase $600 billion in longer-term Treasury bonds—would further weaken the U.S. dollar and contribute to inflationary pressures in many overseas markets. Slow but continuing recoveries in non-U.S. developed markets helped to keep inflation and interest rates low and allowed corporations to bolster their balance sheets. Emerging market bonds offered attractive yields amid robust economic growth as a burgeoning middle class fuels more domestic consumption. Non-U.S. bonds outperformed their U.S. counterparts, helped by a weaker dollar against most major currencies.

PORTFOLIO REVIEW AND POSITIONING

Stocks
The funds’ domestic and international equity allocations generated strong absolute returns across all market capitalizations and styles over the past year. Our domestic stocks did well for the year but modestly underperformed relative to the Russell 3000 Index over the latter half due to weak security selection among our large-cap and mid-cap stock portfolios. Overall, our international stocks significantly outperformed the benchmark MSCI All-Country World ex-U.S.A. Index over the 12-month period. Non-U.S. developed market stocks outpaced the index for both periods. Emerging market stocks outperformed for the full year but weighed on the funds’ six-month relative returns. Our real assets stocks boosted absolute returns for the year but lagged their benchmark over the closing six months.

We are overweight stocks versus bonds as equities appear reasonably valued. While recent economic news indicates a modest and uneven recovery, stocks appear to be supported by favorable earnings prospects and reasonable balance sheets. We are neutral between U.S. growth and value stocks as the favorable economic and profit cycle should benefit value shares and growth stocks sport attractive valuations. Valuations currently favor large-cap stocks over small-caps, whose strong performance has led to rich pricing. U.S. growth prospects appear better than those of overseas developed markets, but we remain neutral between the two as the stronger growth has been priced into current U.S. stock valuations. We are overweight emerging market equities given more attractive opportunities for growth over the medium and longer term relative to non-U.S. developed equity markets.

Bonds
The funds’ fixed income allocation provided strong returns on an absolute basis and relative to the Barclays Capital U.S. Aggregate Index. In particular, exposure to non-U.S. dollar-denominated bonds, emerging market bonds, and high yield bonds—which are not part of the index—significantly boosted returns as investors searched for attractive yields in the riskier areas of the market. The Inflation Focused Bond Fund provided strong relative and absolute returns as the fund’s focus shifted to TIPS. The recent outperformance was largely due to the fund’s current maturity profile, which is positioned more as a short-term bond fund. Security selection helped our relative performance over the full year and closing six months.

We are overweight high yield bonds relative to investment-grade bonds following a period of strong returns and an associated decline in yield spreads relative to Treasury bonds. We favor high yield bonds as defaults are expected to be modest, the economy is gradually improving, and issuers are taking advantage of low rates to refinance debt and extend maturities. Yields on government bonds are above trough levels in light of U.S. fiscal and monetary stimulus measures, although interest rates remain at historically low levels. A number of factors could push Treasury yields higher, including the gradually improving economy, continued new supply of Treasuries, reduced demand as Japan begins to finance reconstruction efforts, and the wind-down of the Fed’s quantitative easing program. We increased our allocation to non-U.S. dollar-denominated bonds relative to U.S. investment-grade bonds as current U.S. monetary policy and the likelihood of persistent budget deficits could weigh on the dollar. We continue to favor emerging market bonds over U.S. investment-grade bonds given the former’s attractive fundamentals and yields.

PERFORMANCE COMPARISON

RETIREMENT INCOME FUND

Shares of the Retirement Income Fund gained 7.95% for the six months and 15.15% for the 12 months ended May 31, 2011. As shown in the Performance Comparison table, the fund outpaced its combined index portfolio over both periods but trailed its Lipper peer group average. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting the different fee structures for these share classes.

The strong performance of the Inflation Focused Bond Fund was the primary driver of fund returns relative to the benchmark. Allocations to high yield, emerging market, and non-U.S. dollar-denominated bonds—none of which are represented in the benchmark fixed income index—also provided a significant boost to relative performance. Security selection in the underlying funds boosted returns relative to the index. Our small-cap and non-U.S. developed market value stocks helped returns versus the benchmark, but domestic mid-cap value shares detracted. An overweight exposure to equities versus fixed income aided relative performance but was modestly offset by our underweight to small-cap stocks. Please see the Portfolio Review and Positioning section on page 6 for more information.

As of May 31, 2011, the fund’s assets were invested in T. Rowe Price mutual funds according to the target and actual allocations shown on page 25. At the end of our reporting period, the target allocations were 58.0% for bond and short-term fixed income funds and 42.0% for stock funds versus 58.5% and 41.5%, respectively, on November 30, 2010. The actual allocations may differ due to the time horizon, market conditions, trading environment, and other factors affecting fund management.

RETIREMENT 2005 FUND

The Retirement 2005 Fund gained 8.85% for the six months and 17.17% for the 12 months ended May 31, 2011. As shown in the Performance Comparison table, the fund outpaced its combined index portfolio and its Lipper peer group average over both periods. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting the different fee structures for these share classes.

The strong performance of the Inflation Focused Bond Fund was the primary driver of fund returns relative to the benchmark. Allocations to high yield, emerging market, and non-U.S. dollar-denominated bonds—none of which are represented in the benchmark fixed income index—also provided a significant boost to relative performance. Security selection in the underlying funds boosted returns relative to the index. Our small-cap and non-U.S. developed market value stocks helped returns versus the benchmark, but domestic mid-cap value shares detracted. An overweight exposure to equities versus fixed income aided relative performance but was modestly offset by our underweight to small-cap stocks, which performed well. Please see the Portfolio Review and Positioning section on page 6 for more information.

As of May 31, 2011, the fund’s assets were invested in T. Rowe Price mutual funds according to the target and actual allocations shown on page 25. At the end of the period, the target allocations were 53.0% for bond and short-term fixed income funds and 47.0% for stock funds—unchanged from our previous report on November 30, 2010. The actual allocations may differ due to the time horizon, market conditions, trading environment, and other factors affecting fund management.

RETIREMENT 2010 FUND

The Retirement 2010 Fund gained 9.94% for the six months and 19.17% for the 12 months ended May 31, 2011. As shown in the Performance Comparison table, the fund outpaced its combined index portfolio and its Lipper peer group average over both periods. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting the different fee structures for these share classes.

The strong performance of the Inflation Focused Bond Fund was the primary driver of fund returns relative to the benchmark. Allocations to high yield, emerging market, and non-U.S. dollar-denominated bonds—none of which are represented in the benchmark fixed income index—also provided a significant boost to relative performance. Security selection in the underlying funds boosted returns relative to the index. Our small-cap and non-U.S. developed market value stocks helped returns versus the benchmark, but domestic mid-cap value shares detracted. An overweight exposure to equities versus fixed income aided relative performance but was modestly offset by our underweight to small-cap stocks, which performed well. Please see the Portfolio Review and Positioning section on page 6 for more information.

As of May 31, 2011, the fund’s assets were invested in T. Rowe Price mutual funds according to the target and actual allocations shown on page 26. At the end of the period, the target allocations were 44.5% for bond and short-term fixed income funds and 55.5% for stock funds versus 44.0% and 56.0%, respectively, on November 30, 2010. The actual allocations may differ due to the time horizon, market conditions, trading environment, and other factors affecting fund management.

RETIREMENT 2015 FUND

The Retirement 2015 Fund gained 11.00% for the six months and 21.23% for the 12 months ended May 31, 2011. As shown in the Performance Comparison table, the fund outpaced its combined index portfolio and its Lipper peer group average over both periods. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting the different fee structures for these share classes.

Security selection in the underlying funds boosted returns relative to the index. Our domestic and non-U.S. large-cap value stocks helped returns versus the benchmark, as did our small-cap shares. An overweight exposure to equities versus fixed income aided relative performance but was modestly offset by our underweight to small-cap stocks, which performed well. Within fixed income, allocations to high yield, emerging market, and non-U.S. dollar-denominated bonds—none of which are represented in the benchmark fixed income index—provided a significant boost to relative performance. Please see the Portfolio Review and Positioning section on page 6 for more information.

As of May 31, 2011, the fund’s assets were invested in T. Rowe Price mutual funds according to the target and actual allocations shown on page 26. At the end of the period, the target allocations were 35.0% for bond and short-term mutual funds and 65.0% for stock funds versus 34.5% and 65.5%, respectively, on November 30, 2010. The actual allocations may differ from the target allocations due to the time horizon, market conditions, trading environment, and other factors affecting fund management.

RETIREMENT 2020 FUND

The Retirement 2020 Fund gained 12.00% for the six months and 23.05% for the 12 months ended May 31, 2011. As shown in the Performance Comparison table, the fund outpaced its combined index portfolio and its Lipper peer group average over both periods. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting the different fee structures for these share classes.

Security selection in the underlying funds boosted returns relative to the index. Our domestic and non-U.S. large-cap value stocks helped returns versus the benchmark, as did our small-cap shares. An overweight exposure to equities versus fixed income aided relative performance but was modestly offset by our underweight to small-cap stocks, which performed well. Within fixed income, allocations to high yield, emerging market, and non-U.S. dollar-denominated bonds—none of which are represented in the benchmark fixed income index—provided a significant boost to relative performance. Please see the Portfolio Review and Positioning section on page 6 for more information.

As of May 31, 2011, the fund’s assets were invested in T. Rowe Price mutual funds according to the target and actual allocations shown on page 27. At the end of the period, the target allocations were 27.0% for bond and short-term mutual funds and 73.0% for stock funds versus 26.5% and 73.5%, respectively, on November 30, 2010. The actual allocations may differ from the target allocations due to the time horizon, market conditions, trading environment, and other factors affecting fund management.

RETIREMENT 2025 FUND

The Retirement 2025 Fund gained 12.71% for the six months and 24.40% for the 12 months ended May 31, 2011. As shown in the Performance Comparison table, the fund outpaced its combined index portfolio and its Lipper peer group average over both periods. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting the different fee structures for these share classes.

Security selection in the underlying funds boosted returns relative to the index. Our domestic and non-U.S. large-cap value stocks helped returns versus the benchmark, as did our small-cap shares. An overweight exposure to equities versus fixed income aided relative performance but was modestly offset by our underweight to small-cap stocks, which performed well. Within fixed income, allocations to high yield, emerging market, and non-U.S. dollar-denominated bonds—none of which are represented in the benchmark fixed income index—provided a significant boost to relative performance. Please see the Portfolio Review and Positioning section on page 6 for more information.

As of May 31, 2011, the fund’s assets were invested in T. Rowe Price mutual funds according to the target and actual allocations shown on page 27. At the end of the period, the target allocations were 20.0% for bond and short-term fixed income mutual funds and 80.0% for stock funds—unchanged from our previous report on November 30, 2010. The actual allocations may differ from the target allocations due to the time horizon, market conditions, trading environment, and other factors affecting fund management.

RETIREMENT 2030 FUND

The Retirement 2030 Fund gained 13.34% for the six months and 25.63% for the 12 months ended May 31, 2011. As shown in the Performance Comparison table, the fund outpaced its combined index portfolio and its Lipper peer group average over both periods. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting the different fee structures for these share classes.

Security selection in the underlying funds boosted returns relative to the index. Our domestic and non-U.S. large-cap value stocks helped returns versus the benchmark, as did our small-cap shares. An overweight exposure to equities versus fixed income aided relative performance but was modestly offset by our underweight to small-cap stocks, which performed well. Within fixed income, allocations to high yield, emerging market, and non-U.S. dollar-denominated bonds—none of which are represented in the benchmark fixed income index—provided a significant boost to relative performance. Please see the Portfolio Review and Positioning section on page 6 for more information.

As of May 31, 2011, the fund’s assets were invested in T. Rowe Price mutual funds according to the target and actual allocations shown on page 28. At the end of the period, the target allocations were 14.0% for bond mutual funds and 86.0% for stock funds—unchanged from our previous report on November 30, 2010. The actual allocations may differ from the target allocations due to the time horizon, market conditions, trading environment, and other factors affecting fund management.

RETIREMENT 2035 FUND

The Retirement 2035 Fund gained 13.82% for the six months and 26.50% for the 12 months ended May 31, 2011. As shown in the Performance Comparison table, the fund performed in line with its combined index portfolio and outpaced its Lipper peer group average for the six-month period. The fund outperformed both benchmarks over the 12-month reporting period. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting the different fee structures for these share classes.

Security selection in the underlying funds boosted returns relative to the index. Our domestic and non-U.S. large-cap value stocks helped returns versus the benchmark, as did our small-cap shares. However, our U.S. mid-cap value and large-cap growth shares detracted from relative returns. An overweight exposure to equities versus fixed income aided relative performance but was modestly offset by our underweight to small-cap stocks, which performed well. Within fixed income, allocations to high yield, emerging market, and non-U.S. dollar-denominated bonds—none of which are represented in the benchmark fixed income index—provided a significant boost to relative performance. Please see the Portfolio Review and Positioning section on page 6 for more information.

As of May 31, 2011, the fund’s assets were invested in T. Rowe Price mutual funds according to the target and actual allocations shown on page 28. At the end of the period, the target allocations were 9.0% for bond mutual funds and 91.0% for stock funds—unchanged from our previous report on November 30, 2010. The actual allocations may differ from the target allocations due to the time horizon, market conditions, trading environment, and other factors affecting fund management.

RETIREMENT 2040 FUND
RETIREMENT 2045 FUND
RETIREMENT 2050 FUND
RETIREMENT 2055 FUND

• Retirement 2040 Fund: Shares of the Retirement 2040 Fund gained 13.96% over the six months and 26.62% for the 12 months ended May 31, 2011. As shown in the Performance Comparison table, the fund performed in line with its combined index portfolio and outpaced its Lipper peer group average for the six-month period. The fund outperformed both benchmarks over the 12-month reporting period. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting the different fee structures for these share classes.

• Retirement 2045 Fund: Shares of the Retirement 2045 Fund gained 13.94% over the six months and 26.65% for the 12 months ended May 31, 2011. As shown in the Performance Comparison table, the fund performed in line with its combined index portfolio and outpaced its Lipper peer group average for the six-month period. The fund outperformed both benchmarks over the 12-month reporting period.

Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting the different fee structures for these share classes.

• Retirement 2050 Fund: Shares of the Retirement 2050 Fund gained 13.90% over the six months and 26.57% for the 12 months ended May 31, 2011. As shown in the Performance Comparison table, the fund performed in line with its combined index portfolio and outpaced its Lipper peer group average for the six-month period. The fund outperformed both benchmarks over the 12-month reporting period. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting the different fee structures for these share classes.

• Retirement 2055 Fund: Shares of the Retirement 2055 Fund gained 13.88% over the six months and 26.57% for the 12 months ended May 31, 2011. As shown in the Performance Comparison table, the fund performed in line with its combined index portfolio and outpaced its Lipper peer group average for the six-month period. The fund outperformed both benchmarks over the 12-month reporting period. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting the different fee structures for these share classes.

Security selection in the underlying funds boosted returns relative to the index. Our domestic and non-U.S. large-cap value stocks helped returns versus the benchmark, as did our small-cap shares. However, our U.S. mid-cap value and large-cap growth shares detracted from relative returns. An overweight exposure to equities versus fixed income aided relative performance but was modestly offset by our underweight to small-cap stocks, which performed well. Within fixed income, allocations to high yield, emerging market, and non-U.S. dollar-denominated bonds—none of which are represented in the benchmark fixed income index—provided a significant boost to relative performance. Please see the Portfolio Review and Positioning section on page 6 for more information.

As of May 31, 2011, the funds’ assets were invested in T. Rowe Price mutual funds according to the target and actual allocations shown on pages 29–30. At the end of the reporting period, the funds’ target allocations were 8.0% bond mutual funds and 92.0% stock funds versus 8.5% and 91.5%, respectively, on November 30, 2010. The actual allocations may differ from the target allocations due to the time horizon, market conditions, trading environment, and other factors affecting fund management.

OUTLOOK

The global economy continues to recover at a modest, if uneven, pace. Corporations are in much better financial shape than they have been in some time and should do well as the global economic recovery gradually unfolds. The U.S. and other developed markets remain on a path toward moderate economic growth, with generally positive trends in industrial activity and consumer spending. Key emerging markets have largely been able to promote growth and contain inflation and should continue to benefit from increasing industrialization and expanding consumer wealth.

However, challenges remain. Public debt in the developed world continues to grow at an alarming rate, fed by extensive social welfare programs and massive economic stimulus costs. Although emerging markets generally enjoy healthier fiscal positions, policymakers in these countries face their own challenges as they try to tame mounting inflationary pressures without undermining economic growth. In an environment of moderate and uneven economic growth, the identification of attractive long-term investment opportunities will depend on strong fundamental research, a disciplined security selection and asset allocation process, and careful attention to risk. These attributes have always formed the core of our investment approach, and we believe they will continue to add value for shareholders over the long term.

In closing, we would like to inform shareholders that Ned Notzon will be retiring at the end of 2011 after more than two decades with T. Rowe Price. We thank Ned for his invaluable contributions over the years and his unwavering dedication to the needs of our clients and shareholders. Jerome Clark, who has helped to manage the funds since their inception, will become the sole chairman of the funds’ Investment Advisory Committee effective August 1, 2011. As always, we thank our fellow shareholders for your continued trust as we work together over the coming months to ensure a thoughtful and seamless transition.

Respectfully submitted,

Edmund M. Notzon, III
Co-portfolio manager and co-chairman of the funds’ Investment Advisory Committee

Jerome A. Clark
Co-portfolio manager and co-chairman of the funds’ Investment Advisory Committee

June 23, 2011

RISKS OF INVESTING

The Retirement Funds’ investment in many underlying funds means that they will be exposed to the risks of different areas of the market. As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Investors should note that the higher a fund’s allocation to stocks, the greater the risk.

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

Funds that invest overseas may carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Barclays Capital U.S. Aggregate Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities. Formerly known as the Lehman Brothers U.S. Aggregate Index.

Barclays Capital 1–3 Year Government/Credit Index: An unmanaged index that tracks short-term debt instruments.

Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) 1–5 Year Index: An unmanaged index composed of U.S. Treasury inflation protected securities with maturities between one year and five years.

Citigroup 90-Day U.S. Treasury Bill Index: An unmanaged index designed to track short-term government securities.

Combined index portfolios: Blended index portfolios created as custom benchmarks for each of the Retirement Funds. The combined index portfolios are composed of the following indexes:

• Retirement Income Fund—An unmanaged portfolio composed of 31.60% Russell 3000 Index, 30.00% Barclays Capital U.S. Aggregate Index, 30.00% Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) 1–5 Year Index, and 8.40% MSCI All Country World ex-U.S. Index.

• Retirement 2005 Fund—An unmanaged portfolio composed of 35.55% Russell 3000 Index, 40.00% Barclays Capital U.S. Aggregate Index, 15.00% Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) 1–5 Year Index, and 9.45% MSCI All Country World ex-U.S. Index.

• Retirement 2010 Fund—An unmanaged portfolio composed of 42.27% Russell 3000 Index, 35.50% Barclays Capital U.S. Aggregate Index, 11.00% Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) 1–5 Year Index, and 11.23% MSCI All Country World ex-U.S. Index.

• Retirement 2015 Fund—An unmanaged portfolio composed of 49.77% Russell 3000 Index, 30.50% Barclays Capital U.S. Aggregate Index, 6.50% Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) 1–5 Year Index, and 13.23% MSCI All Country World ex-U.S. Index.

• Retirement 2020 Fund—An unmanaged portfolio composed of 56.09% Russell 3000 Index, 26.00% Barclays Capital U.S. Aggregate Index, 3.00% Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) 1–5 Year Index, and 14.91% MSCI All Country World ex-U.S. Index.

• Retirement 2025 Fund—An unmanaged portfolio composed of 61.62% Russell 3000 Index, 21.00% Barclays Capital U.S. Aggregate Index, 1.00% Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) 1–5 Year Index, and 16.38% MSCI All Country World ex-U.S. Index.

• Retirement 2030 Fund—An unmanaged portfolio composed of 66.36% Russell 3000 Index, 16.00% Barclays Capital U.S. Aggregate Index, and 17.64% MSCI All Country World ex-U.S. Index.

• Retirement 2035 Fund—An unmanaged portfolio composed of 70.31% Russell 3000 Index, 11.00% Barclays Capital U.S. Aggregate Index, and 18.69% MSCI All Country World ex-U.S. Index.

• Retirement 2040, 2045, 2050, and 2055 Funds—An unmanaged portfolio composed of 71.10% Russell 3000 Index, 10.00% Barclays Capital U.S. Aggregate Index, and 18.90% MSCI All Country World ex-U.S. Index.

Credit Suisse High Yield Index: An unmanaged index designed to track the U.S. dollar-denominated high yield bond market.

Dow Jones Moderately Conservative Portfolio Index: An unmanaged index composed of an underlying blend of U.S. and non-U.S. stock, bond, and cash indexes. It is designed to capture 40% of the risk and return of the Dow Jones Aggressive Portfolio Index, an all-stock index.

Dow Jones Target-Date Portfolio Indexes: A series of unmanaged indexes composed of different allocations of stocks, bonds, and short-term investments that reflect reductions in potential risk over time. Each index in the series allocates among U.S. stock, bond, and cash subindexes on a monthly basis to measure predefined relative risk levels.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

MSCI All Country World ex-U.S.A. Index: An unmanaged index that measures equity market performance of developed and emerging countries, excluding the United States.

Russell 2000 Index: An unmanaged index that tracks the stocks of 2,000 small U.S. companies.

Russell 3000 Index: An unmanaged index that tracks the performance of 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large U.S. companies.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed income portfolio is to study the trends reflected by yield curves.

Portfolio Highlights

TARGET ALLOCATIONS FOR UNDERLYING FUNDS

As of 5/31/11

Retirement Income Fund

Sector	Target Allocation	Actual Allocation	Fund
Short-Term Income	0.00%	0.6%	Summit Cash Reserves
Domestic Bonds	18.20	18.1	New Income
High Yield Bonds	3.64	3.6	High Yield
International Bonds	3.08	3.0	Emerging Markets Bond
	3.08	3.0	International Bond
Inflation Focused Bonds	30.00	29.8	Inflation Focused Bond
Large-Cap Stocks	25.90	25.5	Equity Index 500
Mid-Cap Stocks	1.74	1.8	Mid-Cap Growth
	1.74	1.8	Mid-Cap Value
Small-Cap Stocks	0.77	0.8	New Horizons
	0.77	0.8	Small-Cap Stock
	0.77	0.8	Small-Cap Value
International Stocks	1.52	1.5	Emerging Markets Stock
	2.23	2.3	International Growth & Income
	2.41	2.3	International Stock
	2.26	2.3	Overseas Stock
Inflation Focused Stocks	1.89	2.1	Real Assets

Retirement 2005 Fund

Sector	Target Allocation	Actual Allocation	Fund
Short-Term Income	0.00%	0.5%	Summit Cash Reserves
Domestic Bonds	24.70	24.6	New Income
High Yield Bonds	4.94	4.8	High Yield
International Bonds	4.18	4.1	Emerging Markets Bond
	4.18	4.1	International Bond
Inflation Focused Bonds	15.00	14.8	Inflation Focused Bond
Large-Cap Stocks	28.98	28.7	Equity Index 500
Mid-Cap Stocks	1.95	2.0	Mid-Cap Growth
	1.95	2.0	Mid-Cap Value
Small-Cap Stocks	0.86	0.9	New Horizons
	0.86	0.9	Small-Cap Stock
	0.86	0.9	Small-Cap Value
International Stocks	1.70	1.7	Emerging Markets Stock
	2.50	2.5	International Growth & Income
	2.70	2.7	International Stock
	2.52	2.5	Overseas Stock
Inflation Focused Stocks	2.12	2.3	Real Assets

Portfolio Highlights

TARGET ALLOCATIONS FOR UNDERLYING FUNDS

As of 5/31/11

Retirement 2010 Fund

Sector	Target Allocation	Actual Allocation	Fund
Short-Term Income	0.00%	0.2%	Summit Cash Reserves
Domestic Bonds	21.76	21.7	New Income
High Yield Bonds	4.36	4.3	High Yield
International Bonds	3.69	3.6	Emerging Markets Bond
	3.69	3.6	International Bond
Inflation Focused Bonds	11.00	10.8	Inflation Focused Bond
Large-Cap Stocks	26.89	26.8	Equity Index 500
	3.68	3.6	Growth Stock
	3.68	3.6	Value
Mid-Cap Stocks	2.30	2.3	Mid-Cap Growth
	2.30	2.3	Mid-Cap Value
Small-Cap Stocks	1.01	1.0	New Horizons
	1.01	1.0	Small-Cap Stock
	1.01	1.0	Small-Cap Value
International Stocks	2.00	2.0	Emerging Markets Stock
	2.95	3.0	International Growth & Income
	3.19	3.2	International Stock
	2.99	3.0	Overseas Stock
Inflation Focused Stocks	2.49	2.7	Real Assets

Retirement 2015 Fund

Sector	Target Allocation	Actual Allocation	Fund
Short-Term Income	0.00%	0.5%	Summit Cash Reserves
Domestic Bonds	18.51	18.5	New Income
High Yield Bonds	3.71	3.6	High Yield
International Bonds	3.14	3.1	Emerging Markets Bond
	3.14	3.1	International Bond
Inflation Focused Bonds	6.50	6.4	Inflation Focused Bond
Large-Cap Stocks	22.49	22.2	Equity Index 500
	8.80	8.7	Growth Stock
	8.80	8.7	Value
Mid-Cap Stocks	2.70	2.7	Mid-Cap Growth
	2.70	2.7	Mid-Cap Value
Small-Cap Stocks	1.18	1.2	New Horizons
	1.18	1.2	Small-Cap Stock
	1.18	1.2	Small-Cap Value
International Stocks	2.35	2.4	Emerging Markets Stock
	3.46	3.4	International Growth & Income
	3.74	3.7	International Stock
	3.49	3.5	Overseas Stock
Inflation Focused Stocks	2.93	3.1	Real Assets

Portfolio Highlights

TARGET ALLOCATIONS FOR UNDERLYING FUNDS

As of 5/31/11

Retirement 2020 Fund

Sector	Target Allocation	Actual Allocation	Fund
Short-Term Income	0.00%	0.9%	Summit Cash Reserves
Domestic Bonds	15.60	15.6	New Income
High Yield Bonds	3.12	3.0	High Yield
International Bonds	2.64	2.6	Emerging Markets Bond
	2.64	2.6	International Bond
Inflation Focused Bonds	3.00	2.9	Inflation Focused Bond
Large-Cap Stocks	17.92	17.7	Equity Index 500
	13.55	13.4	Growth Stock
	13.55	13.4	Value
Mid-Cap Stocks	3.03	3.0	Mid-Cap Growth
	3.03	3.0	Mid-Cap Value
Small-Cap Stocks	1.33	1.4	New Horizons
	1.33	1.4	Small-Cap Stock
	1.33	1.3	Small-Cap Value
International Stocks	2.64	2.6	Emerging Markets Stock
	3.88	3.8	International Growth & Income
	4.19	4.1	International Stock
	3.93	3.9	Overseas Stock
Inflation Focused Stocks	3.29	3.5	Real Assets

Retirement 2025 Fund

Sector	Target Allocation	Actual Allocation	Fund
Short-Term Income	0.00%	0.8%	Summit Cash Reserves
Domestic Bonds	12.35	12.3	New Income
High Yield Bonds	2.47	2.4	High Yield
International Bonds	2.09	2.1	Emerging Markets Bond
	2.09	2.0	International Bond
Inflation Focused Bonds	1.00	1.0	Inflation Focused Bond
Large-Cap Stocks	14.60	14.5	Equity Index 500
	17.37	17.1	Growth Stock
	17.37	17.2	Value
Mid-Cap Stocks	3.32	3.3	Mid-Cap Growth
	3.32	3.3	Mid-Cap Value
Small-Cap Stocks	1.46	1.5	New Horizons
	1.46	1.5	Small-Cap Stock
	1.46	1.5	Small-Cap Value
International Stocks	2.88	2.9	Emerging Markets Stock
	4.26	4.2	International Growth & Income
	4.60	4.5	International Stock
	4.30	4.2	Overseas Stock
Inflation Focused Stocks	3.60	3.8	Real Assets

Portfolio Highlights

TARGET ALLOCATIONS FOR UNDERLYING FUNDS

As of 5/31/11

Retirement 2030 Fund

Sector	Target Allocation	Actual Allocation	Fund
Short-Term Income	0.00%	0.8%	Summit Cash Reserves
Domestic Bonds	9.10	9.1	New Income
High Yield Bonds	1.82	1.7	High Yield
International Bonds	1.54	1.5	Emerging Markets Bond
	1.54	1.5	International Bond
Large-Cap Stocks	11.45	11.3	Equity Index 500
	20.79	20.5	Growth Stock
	20.79	20.6	Value
Mid-Cap Stocks	3.57	3.6	Mid-Cap Growth
	3.57	3.6	Mid-Cap Value
Small-Cap Stocks	1.57	1.6	New Horizons
	1.57	1.6	Small-Cap Stock
	1.57	1.6	Small-Cap Value
International Stocks	3.10	3.1	Emerging Markets Stock
	4.58	4.5	International Growth & Income
	4.95	4.9	International Stock
	4.62	4.6	Overseas Stock
Inflation Focused Stocks	3.87	4.1	Real Assets

Retirement 2035 Fund

Sector	Target Allocation	Actual Allocation	Fund
Short-Term Income	0.00%	0.9%	Summit Cash Reserves
Domestic Bonds	5.85	5.9	New Income
High Yield Bonds	1.17	1.1	High Yield
International Bonds	0.99	0.9	Emerging Markets Bond
	0.99	1.0	International Bond
Large-Cap Stocks	8.92	8.8	Equity Index 500
	23.60	23.3	Growth Stock
	23.60	23.3	Value
Mid-Cap Stocks	3.78	3.8	Mid-Cap Growth
	3.78	3.8	Mid-Cap Value
Small-Cap Stocks	1.66	1.7	New Horizons
	1.66	1.7	Small-Cap Stock
	1.66	1.7	Small-Cap Value
International Stocks	3.28	3.3	Emerging Markets Stock
	4.84	4.8	International Growth & Income
	5.23	5.1	International Stock
	4.89	4.8	Overseas Stock
Inflation Focused Stocks	4.10	4.3	Real Assets

PORTFOLIO HIGHLIGHTS

TARGET ALLOCATIONS FOR UNDERLYING FUNDS

As of 5/31/11

Retirement 2040 Fund

Sector	Target Allocation	Actual Allocation	Fund
Short-Term Income	0.00%	0.6%	Summit Cash Reserves
Domestic Bonds	5.20	5.2	New Income
High Yield Bonds	1.04	1.0	High Yield
International Bonds	0.88	0.9	Emerging Markets Bond
	0.88	0.9	International Bond
Large-Cap Stocks	8.60	8.5	Equity Index 500
	24.07	23.8	Growth Stock
	24.07	23.8	Value
Mid-Cap Stocks	3.81	3.8	Mid-Cap Growth
	3.81	3.8	Mid-Cap Value
Small-Cap Stocks	1.68	1.7	New Horizons
	1.68	1.7	Small-Cap Stock
	1.68	1.7	Small-Cap Value
International Stocks	3.32	3.4	Emerging Markets Stock
	4.90	4.8	International Growth & Income
	5.29	5.2	International Stock
	4.95	4.9	Overseas Stock
Inflation Focused Stocks	4.14	4.3	Real Assets

Retirement 2045 Fund

Sector	Target Allocation	Actual Allocation	Fund
Short-Term Income	0.00%	0.8%	Summit Cash Reserves
Domestic Bonds	5.20	5.3	New Income
High Yield Bonds	1.04	1.0	High Yield
International Bonds	0.88	0.9	Emerging Markets Bond
	0.88	0.9	International Bond
Large-Cap Stocks	8.60	8.4	Equity Index 500
	24.07	23.7	Growth Stock
	24.07	23.8	Value
Mid-Cap Stocks	3.81	3.8	Mid-Cap Growth
	3.81	3.8	Mid-Cap Value
Small-Cap Stocks	1.68	1.7	New Horizons
	1.68	1.7	Small-Cap Stock
	1.68	1.7	Small-Cap Value
International Stocks	3.32	3.3	Emerging Markets Stock
	4.90	4.8	International Growth & Income
	5.29	5.2	International Stock
	4.95	4.8	Overseas Stock
Inflation Focused Stocks	4.14	4.3	Real Assets

Portfolio Highlights

TARGET ALLOCATIONS FOR UNDERLYING FUNDS

As of 5/31/11

Retirement 2050 Fund

Sector	Target Allocation	Actual Allocation	Fund
Short-Term Income	0.00%	0.8%	Summit Cash Reserves
Domestic Bonds	5.20	5.2	New Income
High Yield Bonds	1.04	1.0	High Yield
International Bonds	0.88	0.9	Emerging Markets Bond
	0.88	0.9	International Bond
Large-Cap Stocks	8.60	8.4	Equity Index 500
	24.07	23.9	Growth Stock
	24.07	23.8	Value
Mid-Cap Stocks	3.81	3.8	Mid-Cap Growth
	3.81	3.8	Mid-Cap Value
Small-Cap Stocks	1.68	1.7	New Horizons
	1.68	1.7	Small-Cap Stock
	1.68	1.7	Small-Cap Value
International Stocks	3.32	3.4	Emerging Markets Stock
	4.90	4.8	International Growth & Income
	5.29	5.2	International Stock
	4.95	4.8	Overseas Stock
Inflation Focused Stocks	4.14	4.3	Real Assets

Retirement 2055 Fund

Sector	Target Allocation	Actual Allocation	Fund
Short-Term Income	0.00%	0.7%	Summit Cash Reserves
Domestic Bonds	5.20	5.2	New Income
High Yield Bonds	1.04	1.0	High Yield
International Bonds	0.88	0.9	Emerging Markets Bond
	0.88	0.9	International Bond
Large-Cap Stocks	8.60	8.4	Equity Index 500
	24.07	23.7	Growth Stock
	24.07	23.7	Value
Mid-Cap Stocks	3.81	3.8	Mid-Cap Growth
	3.81	3.8	Mid-Cap Value
Small-Cap Stocks	1.68	1.7	New Horizons
	1.68	1.7	Small-Cap Stock
	1.68	1.7	Small-Cap Value
International Stocks	3.32	3.4	Emerging Markets Stock
	4.90	5.0	International Growth & Income
	5.29	5.3	International Stock
	4.95	5.0	Overseas Stock
Inflation Focused Stocks	4.14	4.3	Real Assets

Actual allocations may not total 100% due to rounding.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

EXPENSE RATIO

Retirement Income Fund	0.59%
Retirement Income Fund–Advisor Class	0.84
Retirement Income Fund–R Class	1.09
Retirement 2005 Fund	0.61
Retirement 2005 Fund–Advisor Class	0.86
Retirement 2005 Fund–R Class	1.11
Retirement 2010 Fund	0.64
Retirement 2010 Fund–Advisor Class	0.89
Retirement 2010 Fund–R Class	1.14
Retirement 2015 Fund	0.68
Retirement 2015 Fund–Advisor Class	0.93
Retirement 2015 Fund–R Class	1.18
Retirement 2020 Fund	0.71
Retirement 2020 Fund–Advisor Class	0.96
Retirement 2020 Fund–R Class	1.21
Retirement 2025 Fund	0.74
Retirement 2025 Fund–Advisor Class	0.99
Retirement 2025 Fund–R Class	1.24
Retirement 2030 Fund	0.76
Retirement 2030 Fund–Advisor Class	1.01
Retirement 2030 Fund–R Class	1.26
Retirement 2035 Fund	0.77
Retirement 2035 Fund–Advisor Class	1.02
Retirement 2035 Fund–R Class	1.27
Retirement 2040 Fund	0.77
Retirement 2040 Fund–Advisor Class	1.02
Retirement 2040 Fund–R Class	1.27

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments (1)

(Cost and value in $000s)

	Percent of Net Assets	Shares	Value
EQUITY MUTUAL FUNDS 90.2%			
T. Rowe Price Value Fund	23.3%	43,070,434	1,088,820
T. Rowe Price Growth Stock Fund	23.2	31,669,823	1,085,958
T. Rowe Price Equity Index 500 Fund	8.8	11,299,064	410,608
T. Rowe Price International Stock Fund	5.1	15,836,186	238,651
T. Rowe Price Overseas Stock Fund	4.8	24,832,707	224,488
T. Rowe Price International Growth & Income Fund	4.8	15,360,898	222,272
T. Rowe Price Real Assets Fund	4.3	15,803,765	200,550
T. Rowe Price Mid-Cap Value Fund	3.8	6,884,172	175,822
T. Rowe Price Mid-Cap Growth Fund (2)	3.8	2,730,113	175,574
T. Rowe Price Emerging Markets Stock Fund	3.3	4,302,296	154,237
T. Rowe Price Small-Cap Stock Fund	1.7	2,069,520	78,890
T. Rowe Price New Horizons Fund (2)	1.7	2,069,495	78,227
T. Rowe Price Small-Cap Value Fund	1.6	2,001,787	77,469
Total Equity Mutual Funds (Cost $3,523,197)			4,211,566
BOND MUTUAL FUNDS 9.8%			
T. Rowe Price New Income Fund	5.9	28,824,990	277,296
T. Rowe Price High Yield Fund	1.1	7,497,098	52,255
T. Rowe Price International Bond Fund	1.0	4,299,725	44,588
T. Rowe Price Emerging Markets Bond Fund	0.9	3,245,168	43,680
T. Rowe Price Summit Cash Reserves Fund, 0.01% (3)	0.9	40,423,776	40,424
Total Bond Mutual Funds (Cost $439,482)			458,243
Total Investments in Securities 100.0% of Net Assets (Cost $3,962,679)			**$ 4,669,809**

(1) Affiliated Companies

(2) Non-income producing

(3) Seven-day yield

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended May 31, 2011. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 5/31/11	Value 5/31/10
T. Rowe Price Emerging Markets Bond Fund	$ 11,903	$ 1,662	$ 2,398	$ 43,680	$ 31,327
T. Rowe Price Emerging Markets Stock Fund	44,548	8,078	316	154,237	92,289
T. Rowe Price Equity Index 500 Fund	48,894	70,322	6,362	410,608	348,806
T. Rowe Price Growth Stock Fund	228,292	47,283	478	1,085,958	700,505
T. Rowe Price High Yield Fund	18,726	2,671	3,224	52,255	33,293
T. Rowe Price International Bond Fund	15,097	1,090	875	44,588	26,967
T. Rowe Price International Growth & Income Fund	38,051	18,808	3,961	222,272	152,478
T. Rowe Price International Stock Fund	44,644	14,605	2,004	238,651	159,646
T. Rowe Price Mid-Cap Growth Fund	25,252	18,027	-	175,574	132,571
T. Rowe Price Mid-Cap Value Fund	26,658	17,332	2,774	175,822	138,895
T. Rowe Price New Horizons Fund	9,945	12,923	-	78,227	59,780
T. Rowe Price New Income Fund	109,146	11,579	7,720	277,296	177,181
T. Rowe Price Overseas Stock Fund	38,311	14,869	3,162	224,488	152,242
T. Rowe Price Real Assets Fund	183,294	4,089	602	200,550	-

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 5/31/11	5/31/10
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 49,314	$ 36,810
Net realized gain (loss)	33,961	(38,405)
Change in net unrealized gain	791,304	448,977
Increase in net assets from operations	874,579	447,382
Distributions to shareholders		
Net investment income		
Investor Class	(43,673)	(33,481)
Advisor Class	(2,580)	(1,668)
R Class	(642)	(230)
Net realized gain		
Investor Class	(2,912)	(9,231)
Advisor Class	(198)	(536)
R Class	(53)	(81)
Decrease in net assets from distributions	(50,058)	(45,227)
Capital share transactions*		
Shares sold		
Investor Class	1,265,866	1,048,544
Advisor Class	139,443	97,591
R Class	85,096	21,980
Distributions reinvested		
Investor Class	46,489	42,639
Advisor Class	2,776	2,202
R Class	695	311
Shares redeemed		
Investor Class	(696,054)	(403,503)
Advisor Class	(62,921)	(31,931)
R Class	(13,128)	(3,862)
Increase in net assets from capital share transactions	768,262	773,971
Net Assets		
Increase during period	1,592,783	1,176,126
Beginning of period	3,076,933	1,900,807
End of period	$ 4,669,716	$ 3,076,933
Undistributed net investment income	7,500	5,081

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Retirement Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The T. Rowe Price Retirement 2035 Fund (the fund) is a nondiversified, open-end management investment company and is one of the portfolios established by the corporation. The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income. The fund invests its assets in a selection of underlying T. Rowe Price mutual funds (underlying Price funds) to achieve a diversified portfolio of stocks and bonds. The fund’s asset mix becomes increasingly more conservative over time leading up to and after the targeted retirement date.

The fund has three classes of shares: the Retirement 2035 Fund original share class, referred to in this report as the Investor Class, offered since February 27, 2004; Retirement 2035 Fund – Advisor Class (Advisor Class), offered since May 31, 2007; and Retirement 2035 Fund – R Class (R Class), also offered since May 31, 2007. Advisor Class shares are sold only through brokers and other financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations of the underlying Price funds are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately received upon sale of the underlying Price funds.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Income and capital gain distributions from the underlying Price funds are recorded on the ex-dividend date. Purchases and sales of the underlying Price funds are accounted for on the trade date. Gains and losses realized on sales of the underlying Price funds are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, generally are declared and paid by the fund annually.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or administrative expenses in the form of Rule 12b-1 fees in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average net assets. Income distributions from the underlying Price funds and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute shares of the underlying Price funds rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed shares of the underlying Price funds on the date of redemption exceeds the cost of those shares. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended May 31, 2011, the fund realized $45,788,000 of net gain on $131,667,000 of in-kind redemptions.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund values its financial instruments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Investments in the underlying Price funds are valued at their closing net asset value per share on the day of valuation. Financial instruments for which these valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Various inputs are used to determine the value of financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. On May 31, 2011, all investments in the underlying Price funds were classified as Level 1, based on the inputs used to determine their values.

NOTE 3 - INVESTMENTS IN UNDERLYING PRICE FUNDS

Purchases and sales of the underlying Price funds during the year ended May 31, 2011, aggregated $1,428,487,000 and $644,928,000, respectively.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to redemptions in kind. For the year ended May 31, 2011, the following reclassifications were recorded to reflect tax character; the reclassifications had no impact on results of operations or net assets:

Distributions during the years ended May 31, 2011 and May 31, 2010, were characterized for tax purposes as follows:

At May 31, 2011, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. The fund’s unused capital loss carryforwards as of May 31, 2011, expire: $3,684,000 in fiscal 2018 and $1,372,000 in fiscal 2019.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates, directly or through sub-advisory agreements with its wholly owned subsidiaries, also provides investment management services to all the underlying Price funds. Pursuant to various service agreements, Price Associates and its wholly owned subsidiaries provide shareholder servicing and administrative, transfer and dividend disbursing, accounting, marketing, and certain other services to the fund. Certain officers and directors of the fund are also officers and directors of Price Associates and its subsidiaries and the underlying Price funds.

The fund pays no management fees; however, Price Associates receives management fees from the underlying Price funds. The fund operates in accordance with the investment management and special servicing agreements between and among the corporation; the underlying Price funds; Price Associates; and T. Rowe Price Services, Inc., a wholly owned subsidiary of Price Associates. Pursuant to these agreements, expenses associated with the operation of the fund, other than class-specific Rule 12b-1 fees, are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the fund. Therefore, the expense ratio of each class reflects only its Rule 12b-1 fees. However, the fund indirectly bears its proportionate share of the management fees and operating costs of the underlying Price funds in which it invests.

The fund does not invest in the underlying Price funds for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price fund’s net assets. At May 31, 2011, the fund held less than 25% of the outstanding shares of any underlying Price fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price Retirement Funds, Inc. and
Shareholders of T. Rowe Price Retirement 2035 Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Retirement 2035 Fund (one of the portfolios comprising T. Rowe Price Retirement Funds, Inc., hereafter referred to as the “Fund”) at May 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2011 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 15, 2011

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 5/31/11

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $3,164,000 from short-term capital gains.

For taxable non-corporate shareholders, $36,560,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $26,370,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2011, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the one-, three-, and five-year and since-inception periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable perform ance measures and market data, including those supplied by Lipper and Morningstar, which are indepen dent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Advisor does not receive fees from the fund, and expenses of the fund are borne by the underlying funds in which it invests pursuant to a Special Servicing Agreement, which was approved by the Board on October 19, 2010. The Advisor does receive fees from other T. Rowe Price funds in which the fund invests. Accordingly, the Board did not review information relating to revenues received by the Advisor under the Contract. The Board did review information regarding benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund or other T. Rowe Price funds in which the fund invests, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from its soft-dollar arrangements pursuant to which it receives research from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Advisor and its affiliates from advising T. Rowe Price mutual funds and concluded that the Advisor’s profits were reasonable. Because the Advisor does not receive fees from the fund, the Board did not consider whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Advisor. Because the Advisor does not receive a management fee from the fund and the fund does not have an explicit expense ratio, the Board did not review fees and expenses of other comparable funds or of institutional accounts of the Advisor and its affiliates.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of the Special Servicing Agreement to which the T. Rowe Price Retirement Funds and their underlying funds are parties and a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and
Year Elected*	Other Investment Companies During the Past Five Years

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey	Retired
(1940)
2005

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
2002	Vornado Real Estate Investment Trust (2004 to present); Director,
Mercantile Bankshares (2002 to 2007); Member, Advisory Board,
Deutsche Bank North America (2004 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2002

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2002	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
General Growth Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present); Managing Director, The Goldman Sachs Group,
2009	Inc. (1984 to 2008)

*Each independent director oversees 129 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[129]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[74]	Trust Company; Vice President, Retirement Funds

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Retirement Funds	Principal Occupation(s)

Christopher D. Alderson (1962)	Director and President-International Equity,
Vice President	T. Rowe Price International; Director and Vice
President, Price Hong Kong and Price Singapore;
Vice President, T. Rowe Price Group, Inc.

Jerome A. Clark, CFA (1961)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Kimberly E. DeDominicis (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Ian D. Kelson (1956)	President-International Fixed Income, T. Rowe
Vice President	Price International; Vice President, T. Rowe
Price and T. Rowe Price Group, Inc.

John H. Laporte, CFA (1945)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Wyatt A. Lee, CFA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Edmund M. Notzon III, Ph.D., CFA (1945)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, T. Rowe
Price Investment Services, Inc., and T. Rowe
Price Trust Company

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.; Vice
President, Price Hong Kong, Price Singapore,
T. Rowe Price, T. Rowe Price Group, Inc.,
T. Rowe Price International, and T. Rowe Price
Retirement Plan Services, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Daniel O. Shackelford, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Guido F. Stubenrauch (1970)	Vice President, T. Rowe Price
Vice President

Mark J. Vaselkiv (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Richard T. Whitney, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price
International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,226,000 and $1,879,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Retirement Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 15, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 15, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	July 15, 2011